EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                     PRINCIPAL FINANCIAL ACCOUNTING OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Eliron Yaron, Principal Executive officer and Principal Financial Accounting Officer of Shelron Group Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report on Form 10-QSB/A of Shelron Group, Inc. for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of Shelron Group, Inc. and its subsidiaries.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

October 20, 2006


By: /s/ Eliron Yaron
    -----------------------------------
    Name:  Eliron Yaron
    Title: Principal Executive Officer and Principal
           Financial Accounting Officer